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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - July 17, 2003


                         TOLLGRADE COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        PENNSYLVANIA                  000-27312                  25-1537134
(State or other jurisdiction of      (Commission               (IRS Employer
        incorporation)               File Number)           Identification No.)


                                 493 NIXON ROAD
                          CHESWICK, PENNSYLVANIA 15024
             (Address of Principal Executive Offices)    (Zip code)

      Registrant's telephone number, including area code -- (412) 820-1400




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit
      Number   Description
      ------   -----------

      99.1 Tollgrade Communications, Inc. Press Release dated July 17, 2003, announcing results of operations for the fiscal quarter ended June 28, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In a press release dated July 17, 2003, Tollgrade Communications, Inc. announced its results of operations for the fiscal quarter ended June 28, 2003. The text of the press release is set forth in Exhibit 99.1 hereto.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TOLLGRADE COMMUNICATIONS, INC.

Date:   July 21, 2003                   By:  /s/ Christian L. Allison
     -------------------------             -------------------------------------
                                                 Christian L. Allison
                                                 Chief Executive Officer








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                                  EXHIBIT INDEX
                    (Pursuant to Item 601 of Regulation S-K)


Exhibit
Number        Description and Method of Filing
------        --------------------------------

99.1 Tollgrade Communications, Inc. Press Release dated July 17, 2003, announcing results of operations for the fiscal quarter ended June 28, 2003, filed herewith.